                                                                    EXHIBIT 99.6

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2003, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), and WELLS FARGO HOME MORTGAGE, INC., a California corporation (the "Servicer"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans from the Servicer pursuant to (i) the Seller's Warranties and Servicing Agreement between the Bank and the Servicer, dated as of October 1, 2003 for Five-year Fixed/One-year Adjustable Rate Mortgage Loans (WFHM 2003-W62) and (ii) the Seller's Warranties and Servicing Agreement between the Bank and the Servicer, dated as of October 1, 2003 for Ten-year Fixed/One-year Adjustable Rate Mortgage Loans (WFHM 2003-67) (collectively, the "SWSA") and attached hereto as Exhibit B.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated November 1, 2003 (the "Assignment and Assumption Agreement") annexed as Exhibit F hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

         WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit C hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to JPMorgan Chase Bank, as trustee (the "Trustee"), pursuant to a trust agreement, dated as of November 1, 2003 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank Minnesota, National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated November 1, 2003, between Wells Fargo Bank Minnesota, National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on December 18, 2003 to the Trust Fund is to include principal due after November 1, 2003 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2003-37A Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

                                       2
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         6. No Representations. Neither the Servicer nor the Master Servicer
shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the SWSA hereby restated as of the date of the SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

            Aurora Loan Services, Inc.
            2530 South Parker Road
            Suite 601
            Aurora, Colorado  80014
            Attn: E. Todd Whittemore, Master Servicing,
                  SASCO 2003-37A
            Telephone: (303) 632-3000
            Facsimile: (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled to the following wire account:

            JPMorgan Chase Bank
            New York, New York
            ABA#: 021-000-021
            Account Name:  Aurora Loan Services Inc.,
                           Master Servicing Payment Clearing Account
            Account Number: 066-611059
            Beneficiary: Aurora Loan Services, Inc.
            For further credit to: SASCO 2003-37A

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

            JPMorgan Chase Bank
            4 New York Plaza, 6th Floor
            New York, New York 10004
            Attention: Institutional Trust Services/Global Debt - SASCO 2003-37A
            Telephone: (212) 623-5600
            Facsimile: (212) 623-5858



                                       3
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         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

            Lehman Brothers Holdings Inc.
            745 Seventh Avenue, 7th Floor
            New York, New York  10019
            Attention: Leslee Gelber
            Telephone: (212) 526-5861
            E-mail: lgelber@lehman.com

            With a copy to:
            Morgan, Lewis & Bockius, LLP
            1701 Market Street
            Philadelphia, PA 19103
            Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.



                                       4
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         Executed as of the day and year first above written.

                                              LEHMAN BROTHERS HOLDINGS INC.,
                                                as Seller

                                              By:
                                                 ------------------------------
                                                 Name: Stanley P. Labanowski
                                                 Title: Authorized Signatory

                                              WELLS FARGO HOME MORTGAGE, INC.,
                                                as Servicer

                                              By:
                                                 ------------------------------
                                                 Name: Trisha Lowe
                                                 Title: Vice President

Acknowledged:

AURORA LOAN SERVICES, INC.,
  as Master Servicer

By:
   ------------------------------------
   Name: Ralph A. Lenzi, III
   Title: Chief Executive Officer

JPMORGAN CHASE BANK,
  as Trustee

By:
   ------------------------------------
   Name: Pei Yan Huang
   Title: Trust Officer

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Determination Date" in Article I is hereby amended as follows:

            Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the succeeding Business Day.

3.       A new definition of "Prepayment Interest Shortfall Amount" is added to
         Article I immediately following the definition of "PMI Policy" to read as follows:

            Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

4. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agencies" to read as follows:

            Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Company with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

5. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

6. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

7. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

8. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

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9.       Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

10.      Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
         Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

11. Four new paragraphs are hereby added at the end of Section 3.03 (Repurchase) to read as follows:

                It is understood and agreed that the representations and
            warranties set forth in Section 3.01 (a) through (h), (j) and (l) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with Section 12.01.

                In addition, the Company shall indemnify (from its own funds)
            the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in
            Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

12.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

            (i) by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

                Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgement of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

            (ii) by adding the following to the end of the second paragraph of such section:

            Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

13. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

            (a) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SASCO 2003-37A Trust Fund and various Mortgagors".

            (b) by amending clause (viii) to read as follows:

                (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Company's own funds without any right to reimbursement therefor;

14. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

            the Trust Fund; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

15. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

            "in trust for SASCO 2003-37A Trust Fund and various Mortgagors".

16. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years", (ii) replacing the words "one" and "sentence" with "three" and "paragraph", respectively, in the sixth line of the third paragraph thereto, (iv) adding two new paragraphs after the fourth paragraph thereof to read as follows:

            In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

            Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (iv) deleting the first sentence of the fifth paragraph thereto, (v) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances", and (vi) by adding the following to the end of such Section:

            Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

17. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

                All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                JPMorgan Chase Bank
                New York, New York
                ABA #: 021-000-021
                Account Name: Aurora Loan Services Inc.
                Master Servicing Payment Clearing Account
                Account Number: 066-611059
                Beneficiary: Aurora Loan Services Inc.
                For further credit to: Aurora Loan Services 2003-37A

18. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

            Section 5.02 Statements to Master Servicer.

                Not later than the tenth calendar day of each month, the Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format set forth in Exhibits D-1 and D-2 hereto (or in such other format mutually agreed to between the Company and the Master Servicer). The information required by Exhibit D-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

19. Section 5.03 (Monthly Advances by Company) is hereby amended by deleting the last sentence of such Section.

20. Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                The Company shall indemnify the Purchaser, the Trust Fund, the
            Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgement or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Company shall provide the Trustee with a written report of all expenses and advances incurred by the Company pursuant to this Section 8.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Company.

21.      Section 10.01 (Events of Default) is hereby amended by:

            (a) changing any reference to "Purchaser" to "Master Servicer"

            (b) changing the reference to "five days" to "two Business Days" in clause (i); and

            (c) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

22. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

23.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

            (ii) mutual consent of the Company and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

                At the time of any termination of the Company pursuant to
            Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

24. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Holdings (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Holdings."

25. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                Simultaneously with the termination of the Company's
            responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree;

            provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                Within a reasonable period of time, but in no event longer than
            30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                Any successor appointed as provided herein shall execute,
            acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

                The Company shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                Upon a successor's acceptance of appointment as such, the
            Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

26. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

            Section 12.02 (Amendment)

                This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee.

27. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

28. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

29. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Holdings" in each instance.

30. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                Notwithstanding any provision herein to the contrary, the
            parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

31. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

                (a) On or before the last day of February of each year,
            beginning with February 28, 2004, or in connection with any additional Sarbanes-Oxley Certification required to be filed, upon thirty days written request the Company, at its own expense, will deliver to the Master Servicer a Servicing Officer's Certificate, a form of which is attached hereto as Exhibit E.

                                    EXHIBIT B

                                      SWSA

                          See Exhibits 99.10 and 99.11

                                    EXHIBIT C

                       Schedule of Serviced Mortgage Loans

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME               DESCRIPTION                                                           FORMAT
----------               -----------                                                           ------
INVNUM                   INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                  SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL              BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                         BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN                SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                         ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                         REQUIRED, .00 IF NO COLLECTIONS
CURT1                    CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                 CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                    CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                 CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                  PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                  OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                 NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                                    .00 IF NOT APPLICABLE
TOTREMIT                 TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL              ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                         ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                         .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                ENDING TRIAL BALANCE                                                  Number two decimals
                         .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE               ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                  60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                  ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                  INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                               Example .0700000 for 7.00%
                                                                                               Example .0025000 for .25%
SFRATE                   SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                               Example .0025000 for .25%
PTRATE                   PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                               Example .0675000 for 6.75%
PIPMT                    P&I CONSTANT, REQUIRED                                                Number two decimals
                         .00 IF PAIDOFF

                                     D-1-1

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                                  DESCRIPTION
----------                                                  -----------
% of MI Coverage                                            % of MI Coverage
Actual MI Claim Filed Date                                  The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)                  Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                                   The amount claimed to the MI company on the MI
                                                            claim

Actual Discharge Date                                       Date Bankruptcy was Discharged
Actual Due Date                                             Next Payment Due Date
Actual Eviction Complete Date                               Actual Eviction Complete Date
Actual Eviction Start Date                                  Actual Eviction Start Date
Actual First Legal Date                                     Actual First Legal Date
Actual Notice of Intent Date (breach letter date)           Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                                The date the Last Pre-petition payment is due from the
                                                            Trustee in a chapter 13 BK
Actual Payment Plan Start Date                              The date the First Pre-petition payment is due from
                                                            the Trustee in a chapter 13 BK
Actual Redemption End Date                                  Actual Redemption End Date

Actual REO Start Date                                       The date the account was received by the REO
                                                            Deaprtment
Appraisal, BPO Costs                                        Total expenses incurred for the purpose of BPO's
                                                            or Appraisals.
Bankruptcy Chapter                                          Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                        BK Atty Fees & Costs
BK Flag (Man Code)                                          A code that identifies the account as an active
                                                            Bankruptcy.
Bnk Case # (7 digit only)                                   Bnk Case # (7 digit only)
City                                                        City
Claim Amount Paid                                           MI Claim Amount
Claim Funds Received Date                                   The date the MI Claim funds were received from
                                                            the MI Company
Confirmation Hearing Date                                   Confirmation Hearing Date
Current Interest Rate                                       Current Interest Rate
Current Loan Amount                                         Unpaid Principal Balance
Current P&I Payment Amount                                  Current P&I Payment Amount
Date Bid Instructions Sent                                  Date Bid Instructions Sent to Attorney
Date Filed Relief/Dismissal                                 The date the motion for Relief or Dismissal was
                                                            filed with the BK Court
Date Loan Reinstated                                        Date Loan Reinstated
Date POC Filed                                              Date proof of claim filed
Date Relief/Dismissal Granted                               The date the BK court granted the motion for
                                                            Relief or Dismissal
Date REO Offer Accepted                                     Date REO Offer Accepted
Date REO Offer Received                                     Date REO Offer Received
Deal Identifier by Loan                                     Security Name/Cross reference Investor ID
                                                            (Servicer to Cross reference)

                                      D-2-1

Delinquency Status (Man Code)                               30, 60, 90, BK, FC, REO, Claims or a code that can
                                                            be decoded to determine the current status of the
                                                            account.
Loss Mit Denial Date                                        Loss Mit Denial Date
Eviction Atty Fees & Costs                                  Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                                 F/B 1st Due (if applicable)
F/B Last Due (if applicable)                                F/B Last Due (if applicable)
FC Atty Fees & Costs                                        FC Atty Fees & Costs
FC Flag                                                     A code that identifies the account as an active
                                                            Foreclosure.
FC Start Date (referral date)                               FC Start Date (referral date)
FC Suspended Date                                           FC Suspended Date
FC Valuation Amount                                         The value of the property as determined for the
                                                            purpose of foreclosure.
FC Valuation Date                                           The date the property value was determined for the
                                                            purpose of foreclosure.
FC Valuation Source                                         The type of valuation that was used to determine
                                                            the Fc Valuation amount.
FHA 27011A Transmitted Date                                 FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                                 FHA 27011B Transmitted Date
FHA Case #                                                  FHA Case #
FHA Part A Funds Received Date                              FHA Part A Funds Received Date
First Payment Date                                          First Payment Date
Foreclosure Actual Sale Date                                Date F/C Sale Held
VA Gaurantee %                                              VA Gaurantee %
Interest Advances                                           Interest Advances
Investor Loan Number                                        Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                         Date claim submitted to investor
Liquidation Status                                          Type of PIF, S/S, 3rd Party etc.
VA Loan Gaurantee Certificate Number                        VA Loan Gaurantee Certificate Number
Loan Number                                                 Servicer Loan Number

Loan Term                                                   Loan Term
Loan Type                                                   Loan Type
Loss Mit Approval Date                                      Loss Mit Approval Date
Loss Mit Flag (Man Code)                                    A code that identifies the account as an active Loss
                                                            Mit account.
Loss Mit Removal Date                                       The date the Loss Mit Department determined that
                                                            Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                         Loss Mit Set-up Date
Loss Mit Type                                               S/S, Forbearance, Repay, Mod,etc.
Loss Mit Workstation Status                                 Completed, Removed, Active
MI Certificate Number                                       MI Certificate Number
MI Cost                                                     Price percentage, lender paid only
MI Coverage Y/N                                             MI Coverage Y/N

Monthly MIP Cost                                            The monthly fee paid to HUD to maintain coverage
                                                            on the account.
Next Payment Adjustment Date                                Next Payment Adjustment Date


                                                     D-2-2

Next Rate Adjustment Date                                   Next Rate Adjustment Date
Occupancy Status                                            Occupancy Status
Occupancy Status Date                                       The date the occupancy status reported was determined.
Original Loan Amount                                        Original Loan Amount
Original Value Amount                                       The value of the property as determined at the
                                                            origination of the account.
Origination Date                                            The date the closing occurred to originate the loan.

ORIGINATION VALUE DATE                                      The date the original Value Amount was
                                                            determined.
ORIGINATION VALUE SOURCE                                    The type of valuation that was used to determine
                                                            the Original Value amount.
Other Advance Expenses                                      Total Advances minus all other/detail and total
                                                            Ownership Code
Paid in Full Date                                           Date loan liquidated from system UPB removed
                                                            Paid Off Code
Part B Funds Received Date                                  FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                                  Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO  Repaired Value
REO Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance


                                                     D-2-3

Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE

                                                    D-2-4

                                    EXHIBIT E

                              ANNUAL CERTIFICATION

Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates,
    Series 2003-37A
    ----------------------------------------------------------------------------

I, John B. Brown, Vice President of Wells Fargo Home Mortgage, Inc. (the "Servicer"), certify to [identify the company submitting to SEC], and its officers, directors, agents and affiliates (in its role as [identify role] the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

1. Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the SEC with respect to each transaction listed on the attached Exhibit A, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

2. The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the relevant servicing agreements has been provided to the Sarbanes Certifying Party;

3. I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

4. I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

5. The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:                                               By:
      -----------------------------                     -----------------------
                                                     Name:
                                                          ---------------------
                                                     Title:
                                                            -------------------

                                    Exhibit F

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]



                                      F-1